UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 3, 2013

Dear Stockholder:

You are invited to attend ProPhase Labs, Inc.’s Annual Meeting of Stockholders on Monday, May 6, 2013, at 4:30 p.m., Eastern Time, at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022. The meeting will start promptly at 4:30 p.m.

Whether or not you plan to attend in person, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the enclosed envelope. If you then attend the Annual Meeting, you may revoke your proxy and vote in person.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Very truly yours,

Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

i

ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
to be held May 6, 2013

TO THE STOCKHOLDERS OF PROPHASE LABS, INC.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of ProPhase Labs, Inc. (the “Company”), a Nevada corporation, will be held at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Monday, May 6, 2013, at 4:30 p.m., Eastern Time, for the following purposes:

(1)	To elect as directors the nominees named in the proxy statement to serve as our board of directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;
(2)	To ratify the appointment of EisnerAmper LLP as independent auditors for the year ending December 31, 2013;
(3)	To consider and act upon a proposal to ratify and approve an amendment to our Amended and Restated 2010 Equity Compensation Plan to increase the number of shares issuable thereunder by seven hundred thousand (700,000) shares;
(4)	To consider and act upon a proposal to ratify and approve an amendment to our 2010 Directors’ Compensation Plan to increase the number of shares issuable thereunder by one hundred seventy five thousand (175,000) shares;
(5)	To consider and approve an advisory (non-binding) resolution regarding the compensation of our named executive officers;
(6)	To consider and act upon an advisory (non-binding) vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration; and
(7)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 18, 2013, will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Annual Meeting.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE SHARES TO THE ANNUAL MEETING.

By Order of the Board of Directors

Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Doylestown, PA
April 3, 2013

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901

ANNUAL MEETING OF STOCKHOLDERS
to be held May 6, 2013

ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901

PROXY STATEMENT

April 3, 2013

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies (“Proxies” or if one, a “Proxy”) by the Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company”) for use at the 2013 Annual Meeting of Stockholders of the Company to be held at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Monday, May 6, 2013, at 4:30 p.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”).

The principal executive offices of the Company are located at 621 N. Shady Retreat Road, Doylestown, PA 18901. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April 3, 2013.

At the Annual Meeting, the following proposals will be presented to the stockholders for approval:

(1)	To elect as directors the nominees named in this Proxy Statement to serve as our board of directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;
(2)	To ratify the appointment of EisnerAmper LLP as independent auditors for the year ending December 31, 2013;
(3)	To consider and act upon a proposal to ratify and approve an amendment to our Amended and Restated 2010 Equity Compensation Plan to increase the number of shares issuable thereunder by seven hundred thousand (700,000) shares;
(4)	To consider and act upon a proposal to ratify and approve an amendment to our 2010 Directors’ Compensation Plan to increase the number of shares issuable thereunder by one hundred seventy five thousand (175,000) shares;
(5)	To consider and approve an advisory (non-binding) resolution regarding the compensation of our named executive officers;
(6)	To consider and act upon an advisory (non-binding) vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration; and
(7)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE SHARES TO THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING TO BE HELD ON MAY 6, 2013

The Notice of Meeting, Proxy Statement, Proxy Card and 2012 Annual Report are available on the internet at: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07814

Only stockholders of record at the close of business on March 18, 2013 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 15,845,062 shares of common stock, par value $0.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the

Record Date is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required for a quorum.

If you hold shares of our Common stock registered in your name at our transfer agent, American Stock Transfer & Trust Company, LLC (“Amstock”), you are a stockholder of record. If you hold shares of Common Stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold in “street name.” If you are a stockholder of record, Amstock is sending these proxy materials to you directly. If you hold shares in “street name,” these materials are being sent to you by the broker, bank or similar institution through which you hold your shares.

Attendance at the Annual Meeting is generally limited to our stockholders and their authorized representatives. All stockholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Annual Meeting in person. In addition, if you hold shares of Common Stock in “street name” and would like to attend the Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on March 18, 2013, the Record Date for the Annual Meeting. However, those who hold shares in “street name” cannot vote their shares at the meeting without a legal proxy. If your shares are held in “street name” in a brokerage account by a bank, broker or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the bank, broker, or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If you give your Proxy but do not include specific instructions on how to vote, the individuals named as Proxies will vote your shares as follows:

•	FOR the election of the board of directors’ nominees for director;
•	FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm;
•	FOR the approval of the amendment to our Amended and Restated 2010 Equity Compensation Plan to increase the number of shares issuable thereunder by seven hundred thousand (700,000) shares;
•	FOR the approval of the amendment to our 2010 Directors’ Compensation Plan to increase the number of shares issuable thereunder by one hundred seventy five thousand (175,000) shares;
•	FOR the approval of the advisory (non-binding) resolution regarding the compensation of our named executive officers; and
•	FOR a three-year vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements.

If other matters are properly presented at the meeting, the individuals named as Proxies will have the discretion to vote on those matters for you in accordance with their best judgment. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting. The execution of a Proxy will in no way affect a stockholder’s right to attend the Annual Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time prior to the Annual Meeting by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting by execution and delivery of a subsequent Proxy or by voting in person at the Annual Meeting.

Broker Non-Votes and Abstentions

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. Broker non-votes are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. The nominees may vote shares without instruction only on matters deemed “routine,” such as the ratification of the appointment of the independent auditors (Item #2). Uninstructed brokers do not have discretionary voting power for the election of directors (Item #1), the amendment to our Amended and Restated 2010 Equity Compensation Plan (Item #2), the amendment to our 2010 Directors’ Compensation Plan (Item #3), the shareholder advisory vote on executive compensation (Item #5), and the shareholder advisory vote on the frequency of advisory votes on executive compensation (Item #6), and, accordingly, if you do not provide voting instructions to the broker, bank or other nominee that holds your shares for you, they will not be voted for or against that or other proposals.

The inspectors of election will treat shares represented by Proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Abstentions and broker non-votes, however, do not technically constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of votes cast and whether stockholder approval of the matter has been obtained. Therefore, an abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted as present at the Annual Meeting in determining the presence of a quorum.

Copies of the Company’s Annual Report containing audited financial statements of the Company for the year ended December 31, 2012, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

PROPOSAL 1 — ELECTION OF BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by a plurality of the votes cast by stockholders. The Company’s Bylaws state that the number of directors constituting the entire Board shall be determined by resolution of the Board. The number of directors currently fixed by the Board is six.

No Proxy may be voted for more people than the number of nominees listed below. Shares represented by all Proxies received by the Board and not so marked as to withhold authority to vote for any individual director will be voted “FOR” the election of all the nominees named below (unless one or more nominees becomes unable or unwilling to serve). All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, Proxies may be voted for a substitute nominee designated by the Board. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current directors of the Company, all of whom are being nominated for election to the Board:

Name	Position	Age	Initial Year in Office
Ted Karkus	Chairman of the Board and Chief Executive Officer	53	2009
Mark Burnett	Director	53	2009
Mark Frank	Director	51	2009
Louis Gleckel, MD	Director	57	2009
Mark Leventhal	Director	64	2009
James McCubbin	Director	49	2009

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester Financial LLC provided a wide range of services to emerging-growth companies, including the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to our Board, including engineering successful restructuring and turn-around scenarios in the pharmaceutical industry. These skills, as well as Mr. Karkus’s experience as our Chairman and Chief Executive Officer, along with his knowledge of and deep genuine interest in our Company, management skills and business savvy, and his performance as a Board member of the Company, led the Board to conclude that he should be nominated to serve another term as a director.

MARK BURNETT has been a member of our Board since June 2009 and currently serves as a member of our Compensation Committee and Audit Committee. Mr. Burnett is the Executive Vice President and Chief Executive Officer for MercBloc, LLC, which he co-founded in 2007. MercBloc, LLC is a financial services administrator that has raised more than $500 million for investment from over 70 high net-worth individuals. Mr. Burnett is also the managing member of Fuse Capital, LLC, which is a private securities trading and investment company. Since 1996, Mr. Burnett was in the business of building residential homes in the Nassau County region of Long Island, New York. For over 25 years, he has maintained a seat on the New York Mercantile Exchange, having started his career trading heating oil and crude oil futures contracts. He is a member of NYMEX and currently holds memberships in the Chicago Climate Futures Exchange and the Intellectual Property Exchange International. Mr. Burnett graduated from the State University of New York at Stony Brook in 1981.

Mr. Burnett brings to our Board financial expertise including financial structuring, capital raising and investment experience as well as experience in running a company. This financial background, business experience, independence, and his performance as a Board member, led the Board to conclude that he should be nominated to serve another term as a director.

MARK FRANK has been a member of our Board since June 2009 and currently serves as a member of our Nominating Committee (as defined below) and Chairman of our Audit Committee. Mr. Frank is the President of the Patient Marketing Group (PMG), a division of inVentiv Health, Inc., located in Newtown, Pennsylvania. PMG is one of the largest patient focused consulting companies in the United States and is part of a larger parent organization with more than 13,000 employees in 40 countries. Mr. Frank has also served as President of GSW Worldwide from 2005 to 2012 and was Executive Vice President of that same organization before that time. Mr. Frank has extensive marketing, advertising and brand development experience in the areas of pharmaceuticals/ biotechnology, medical device and diagnostics and health and wellness. PMG and GSW Worldwide are both subsidiaries of inVentiv Health, Inc., a corporation that was listed on NASDAQ until it was acquired in August 2010. InVentiv Health, Inc. provides a broad range of services to companies in the health care industry and its client roster is comprised of more than 350 leading pharmaceutical, biotech, life sciences and healthcare payor companies, including all top twenty global pharmaceutical manufacturers. Prior to his 13 years with PMG/GSW/inVentiv Health, Inc., he was a Director of Marketing for Novartis Pharmaceuticals, which develops and markets patent protected prescription drugs. Mr. Frank graduated with a Bachelor’s degree in Exercise Science in 1983 and a Master’s degree in Public Health in 1990, both from the University of Massachusetts at Amherst.

Mr. Frank brings to our Board extensive management, marketing, advertising and brand development expertise in the health care industry. This experience, as well as his independence and his performance as a Board member and Chairman of our Audit Committee, led the Board to conclude that he should be nominated to serve another term as a director.

LOUIS GLECKEL, MD, has been a member of our Board since June 2009 and currently serves as a member of our Compensation Committee and Chairman of our Nominating Committee. In 1997, Dr. Gleckel co-founded ProHealth Care Associates, a comprehensive state of the art multi-specialty physician group practice with offices in Long Island and Bronx, New York. At ProHealth, he is the Division Chief of Cardiology and Internal Medicine specializing in Preventative Cardiology, Metabolic Syndrome and Internal Medicine with particular emphasis on complications from high risk patients having diabetes and heart disease. He was named to New York Magazine’s Best Doctors list for three years, New York Metro Area Best Doctors list for fourteen years and the 2008 Nassau County Best Doctors list. For over ten years Dr. Gleckel has been a team physician for the New York Jets and New York Islanders as well as for the tennis players at the US Open. Dr. Gleckel also served as Chairman of the Board of Invicta Corporation, a development stage company that designed, manufactured and marketed photochromic eyeglass lenses, for approximately four years until his resignation in February 2005.

Dr. Gleckel brings to the Board extensive knowledge of the medical, pharmaceutical and related industries as a distinguished doctor, as well as experience in successful business development and board service. This experience, as well as his independence and his performance as a Board member and chairman of our Nominating Committee, led the Board to conclude that he should be nominated to serve another term as a director.

MARK LEVENTHAL has been a member of our Board since June 2009 and currently serves as the Chairman of the Compensation Committee and as a member of our Nominating Committee. In 1974, he joined The Beacon Companies, LLP, a family business that developed office buildings, hotels, retail and multi-family housing throughout the United States. Some of his projects in the Boston area included: Rowes Wharf consisting of 100 luxury condos, 400,000 square feet of office space, a 230 room hotel, and a marina; One Post Office Square consisting of 750,000 sq. ft. of office space; three additional hotels including the Meridian Hotel; over 2,500 multifamily housing units in and around Boston. Many of these properties formed the foundation for Beacon Properties, a REIT which was listed on the New York Stock Exchange in 1994. Beacon Properties was subsequently sold to Equity Office Properties, an owner and operator of a national portfolio of office buildings, for approximately $4.4 billion in 1997. Since that time, Mr. Leventhal has continued to invest in real estate in Massachusetts, Rhode Island and Connecticut. Mr. Leventhal holds a Bachelor’s degree in Civil Engineering from Northeastern University.

Mr. Leventhal brings to the Board more than thirty years of business and financial expertise. This experience, as well as his independence and his performance as a Board member and chairman of our Compensation Committee, led the Board to conclude that he should be nominated to serve another term as a director.

JAMES MCCUBBIN has been a member of our Board since June 2009 and currently serves as a member of our Audit Committee. He is the Executive Vice President and Chief Financial Officer of WidePoint Corporation, a NYSE MKT listed corporation. He also serves on WidePoint’s Board of Directors and is its Secretary and Treasurer. WidePoint is a leading provider of Identity Access Management and Multi-Factor Authentication solutions offering advanced information technology through its solutions to the government and commercial markets. Mr. McCubbin was promoted to Executive Vice President and Chief Financial Officer of WidePoint in May 2008. Prior to that time, from August 1998 till May 2008, Mr. McCubbin served as WidePoint’s Vice President and Chief Financial Officer. Prior to that time, from December 1997 to August 1998, Mr. McCubbin served as WidePoint’s Vice President, Controller, Assistant Secretary and Treasurer. Prior to the commencement of his employment with WidePoint in November 1997, Mr. McCubbin held various financial consulting, management, and/or staff positions with several companies in the financial and government sectors, including but not limited to, Memtec America Corporation, a continuous microfiltration water technology company, McBee Consulting, a healthcare consulting firm, Martin Marietta, presently known as Lockheed Martin, a multinational aerospace manufacturer and advanced technology company, and Ernst & Young, an international auditing and accounting firm. Mr. McCubbin previously served on the Board of Directors of Tianjin Pharmaceutical Company, resigning in June 2012. Tianjin engages in the development, manufacture, marketing, and sale of traditional Chinese medicines and other pharmaceuticals in the People’s Republic of China. Mr. McCubbin served as Tianjin’s Chairman of its Audit Committee and served on its Nominating Committee and Compensation Committee. Mr. McCubbin was on the Board of Directors of Redmile Entertainment, a worldwide developer and publisher of interactive entertainment software, and served as its Audit Committee Chairman until his resignation on March 1, 2008. Mr. McCubbin provides financial consulting services to small cap companies and has either served on or assisted various Boards of Directors over the past ten years. Mr. McCubbin is a graduate of the University of Maryland with a Bachelor of Science Degree in Finance and a Master’s Degree in International Management.

Mr. McCubbin brings to our Board financial expertise and is qualified as an audit committee financial expert, as well as a wealth of experience as an officer and director of public companies. This experience, as well as his independence and his performance as a Board member, led the Board to conclude that he should be nominated to serve another term as a director.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

Corporate Governance

The Company’s corporate governance serves to ensure that certain members of the Board are independent from management and that the Board adequately performs its function to ensure that the interests of the Board and management are in alignment with the interests of the stockholders.

The Board has adopted Corporate Governance Guidelines to promote effective governance of the Company. The Corporate Governance Guidelines are available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Governance Overview.”

On an annual basis, each director and executive officer is required to complete a Director and Officer Questionnaire. Within this questionnaire are requirements for disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material conflict of interest.

The Company has established a whistleblower policy by which confidential complaints may be raised anonymously within the Company. Employees that wish to submit complaints confidentially should submit an anonymous written complaint directly to Compliance Officer, James McCubbin. Complaints submitted through this confidential process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented to the Audit Committee. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Whistleblower Policy”.

The Company maintains an insider trading policy that provides that the Company’s personnel may not buy, sell or engage in other transactions in the Company’s stock while aware of material non-public information and that restricts trading in Company securities for a limited group of Company employees (including executive officers and directors) to defined window periods that follow our quarterly earnings releases. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Securities Trades.”

Code of Conduct

We have adopted a code of conduct that applies to all members of our Board and all employees of the Company, including the Chief Executive Officer, Chief Financial Officer, and other senior financial officers. The Code of Conduct is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Code of Conduct.” We have not granted any waivers under this policy to any of our directors or executive officers. Any waiver will be disclosed in accordance with The NASDAQ Stock Market (“NASDAQ”) requirements.

Director Independence

As required by NASDAQ listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable NASDAQ listing standards.

Based on these standards, upon the recommendation of our Nominating Committee, the Board has affirmatively determined that each of our non-employee directors is “independent,” as defined by the current rules under the listing standards of NASDAQ. Thus, five of our six directors are independent under the listing standards of NASDAQ. Mr. Karkus is not considered independent because he is an employee of the Company. Additionally, our Board has affirmatively determined that each of Mark Burnett, Jim McCubbin, and Mark Frank is “independent” as defined by the applicable rules of the Securities and Exchange Commission (the “SEC”) regarding audit committee independence. We currently have a fully independent Compensation Committee, Nominating Committee, and Audit Committee.

Certain Relationships and Related Transactions

In accordance with the terms of the charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related party transactions. Although we have not entered into any transactions with any related parties since the start of fiscal 2012 that require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, if we were to do so in the future, any such transaction would need to be approved by the Audit Committee. There are no family relationships among any of the Company’s directors or executive officers.

Board Structure

Our governance structure combines the roles of principal executive officer and Board Chairman. Mr. Karkus has served as both Chairman and CEO of the Company since June 2009. The Board continues to believe there are important advantages to Mr. Karkus serving in both roles at this time. Mr. Karkus is the director most familiar with our Company’s business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Karkus provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing the Company to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our independent directors have executive sessions at which only independent directors are present in connection with regularly scheduled board meetings, but no less than twice a year.

Our Board monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee Charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Pursuant to the charter, such discussions should also include our exposure to counterparties or other institutions which we believe are at risk of significant financial distress.

Certain Legal Proceedings

None of our directors or executive officers, nor any associate of such individual, are involved in a material legal proceeding adverse to us or any of our subsidiaries or our joint ventures, however each of our directors and executive officers were named as defendants in a purported derivative complaint filed on February 2, 2012 by stockholder Guy Quigley in the Court of Common Pleas of Philadelphia County, Pennsylvania (No. 111200409). Among other things, the suit alleges various breaches of fiduciary and other duties, and seeks recovery of unspecified damages and other relief. The Company was also named as a nominal defendant. The Company believes the lawsuit is without merit and intends to vigorously defend against it.

Nominations for Directors

In selecting candidates for appointment or re-election to the board of directors, the Governance and Nominating Committee of the Board (the “Nominating Committee”) considers the following criteria:

•	Personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community.
•	Experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, educational, or large not-for-profit organizations. The Nominating Committee may also seek directors who are widely recognized as leaders in the fields of medicine or the biological sciences and manufacturing or business generally, including those who have received awards and honors in their field.
•	Financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance.
•	Possess the fundamental qualities of intelligence, perceptiveness, fairness, and responsibility.
•	Ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments.
•	A genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director.
•	No conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders.

Directors should have varied educational and professional experiences and backgrounds that, collectively, provide meaningful guidance and counsel to management. Diversity of background, including gender, race, ethnic or national origin, age, and experience in business, government, education, international experience and other areas relevant to the Company’s business are factors in the selection process. As a company, we are committed to creating and sustaining a culture of inclusion and fairness. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations must be submitted to the Nominating Committee in accordance with Article 2.14 of the Company’s Bylaws to the Secretary at the Company’s principal executive office. For a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must provide timely notice and certain information about the stockholder and the nominee. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure (as defined in Article 2.14 of the Bylaws) of the date of such annual meeting was first made.

Information must be provided for (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert. Each such person must provide (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

In addition, each director nominee must provide the same information, as well as all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and a completed and signed questionnaire, provided by the Company’s Secretary relating to any voting commitments. The Company may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

Meetings and Committees of the Board of Directors

For the fiscal year ended December 31, 2012, there were eight meetings of the Board. Each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he served.

The independent members of the Board met in executive session on two occasions during 2012.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meetings of Stockholders. All six of our then sitting directors attended the 2012 Annual Meetings of Stockholders.

The Company has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.

The members of the Audit Committee are Mark Burnett, Jim McCubbin, and Mark Frank. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. Mr. Frank serves as Chairman of the Audit Committee. The Board has determined that the Audit Committee consists entirely of directors who meet the independence requirements of the NASDAQ listing standards and that Mr. McCubbin qualifies as an “audit committee financial expert” as defined by the rules of the SEC. Additionally, our Board has affirmatively determined that each of Mark Burnett, Jim McCubbin, and Mark Frank is “independent” as defined by the applicable rules of the Securities and Exchange Commission regarding audit committee independence. The Audit Committee reviews, analyzes and makes recommendations to the Board with respect to the Company’s accounting policies, internal controls and financial statements, consults with the Company’s independent registered public accountants, and reviews filings containing financial information of the Company to be made with the SEC. The Audit Committee met four times during 2012. The Audit Committee operates under a written charter adopted by the Board in 2002 which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Audit Committee Charter.”

The members of the Compensation Committee are Dr. Louis Gleckel, Mark Burnett, and Mark Leventhal. Mr. Leventhal serves as Chairman of the Compensation Committee. The Board has determined that the Compensation Committee consists entirely of directors who meet the independence requirements of the NASDAQ listing standards. The Compensation Committee reviews and approves the salary and all other compensation of officers of the Company, including non-cash benefits, incentive-based awards and equity-based awards. The Compensation Committee also administers the Company’s Amended and Restated 2010 Equity Compensation Plan and the 2010 Directors’ Equity Compensation Plan. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or to one or more of its members when appropriate. The Compensation Committee has the authority to engage consultants. The Compensation Committee met two times during 2012. The Compensation Committee operates under a written charter adopted by the Board in 2009 which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Compensation Committee Charter.”

The members of the Nominating Committee are Mark Leventhal, Dr. Louis Gleckel, and Mark Frank. Dr. Gleckel serves as Chairman of the Nominating Committee. The Board has determined that the Nominating Committee consists entirely of directors who meet the independence requirements of the NASDAQ listing standards. The Nominating Committee is responsible for developing and recommending criteria for selecting new directors and oversees evaluations of the Board and committees of the Board. The Nominating Committee has the responsibility to oversee the Company’s Corporate Governance Guidelines and propose changes to such guidelines from time to time as may be appropriate. The Nominating Committee met one time during 2012. The Nominating Committee operates under a written charter adopted by the Board in February 2010 which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Governance and Nominating Committee Charter.”

Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board by writing to such director(s) or to the whole Board, care of the Corporate Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee reviews and approves the salary and all other compensation of our executive officers (as defined in Rule 16a-1(f) under the Exchange Act), including non-cash benefits and incentive-based and equity-based awards. None of the Compensation Committee members was an officer or employee of the Company at any time prior to December 31, 2012, or had any relationship requiring disclosure under the caption “Certain Relationships and Related Transactions.” No executive officer of the Company served on any other entity’s compensation committee or other committee performing similar functions during the fiscal year.

EXECUTIVE OFFICERS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current executive officers of the Company:

Name	Position	Age
Ted Karkus	Chairman of the Board and Chief Executive Officer	53
Robert V. Cuddihy, Jr.	Executive Vice President, Chief Operating Officer and Chief Financial Officer	53

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester Financial LLC provided a wide range of services to emerging-growth companies, including the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

ROBERT V. CUDDIHY, JR. has over twenty years of experience as the Chief Operating Officer and/or Chief Financial Officer of three public companies, including iDNA Inc., which focused on corporate communications, and HMG Worldwide Corporation, which focused on retail, planning and merchandising. Mr. Cuddihy has been the Chief Operating Office of the Company since July 2009 and the Chief Financial Officer of the Company since April 2011. He served as Chief Financial Officer and Treasurer of iDNA Inc. from September 2001 through February 2009 and Secretary from January 2003 through February 2009. From July 1987 to March 2001, Mr. Cuddihy was the Chief Financial Officer and Chief Operating Officer of HMG Worldwide Corporation, and also served as a director of such entity from February 1998 to May 2001. During 2009 and 2010, Mr. Cuddihy served as the President of Shannon Hill Associates, providing due diligence, financial structuring, operational analysis and transaction negotiation services for M&A, restructurings and divestitures. From July 1981 to July 1987, Mr. Cuddihy was with KPMG Peat Marwick, Certified Public Accountants, where he last served as a senior audit manager. Mr. Cuddihy graduated with a bachelor’s degree in accounting from Franklin and Marshall College in 1981.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2012 and 2011 to our CEO and our other most highly compensated executive officers who were serving as executive officers on December 31, 2012. We refer to these officers as our “named executive officers.”

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(2)(3) ($)	Option Awards ($)	All Other Compensation(4) ($)	Total ($)
Ted Karkus Chairman of the Board and Chief Executive Officer	2012	675,000	225,000	81,250	—	43,017	1,024,267
	2011	703,313	—	150,000	—	44,439	900,752
Robert V. Cuddihy, Jr. Chief Financial Officer, Executive Vice President and Chief Operating Officer	2012	350,000	100,000	—	—	43,017	493,017
	2011	275,000	37,500	87,500	—	44,327	444,327

(1)	The salary in 2011 for Mr. Karkus includes compensation of $99,000, resulting from the conversion of base salary compensation that was paid in 88,393 shares of Common Stock on April 21, 2011.
(2)	Bonuses were paid in recognition of services rendered.
(3)	The amounts in this column were calculated based on the grant date fair value of our Common Stock, in accordance with FASB ASC Topic 718.

On April 21, 2011, Mr. Karkus was granted by the Company, under its Amended and Restated 2010 Equity Compensation Plan, 161,830 restricted shares of Common Stock pursuant to the terms of his then existing employment agreement. Such 161,830 restricted shares vested in two equal installments on October 31, 2011 and June 30, 2012, respectively. On December 14, 2011, Mr. Karkus was granted, under the Company’s Amended and Restated 2010 Equity Compensation Plan, 134,409 shares with respect to his 2011 executive bonus.

Mr. Cuddihy was issued an aggregate of 51,642 shares as compensation for services in fiscal 2011, pursuant to his then existing employment agreement with the Company. A total of 10,757 additional shares were issued to Mr. Cuddihy in January 2012 with respect to his fiscal 2011 compensation. On December 14, 2011, Mr. Cuddihy was granted under the Company’s Amended and Restated 2010 Equity Compensation Plan 33,603 shares with respect to his 2011 executive bonus (in addition to a cash bonus of $37,500).

(4)	The value of attributable personal benefits for each named executive officer of the Company including insurances for life, health, dental and disability, vehicles, and matching contributions in the Company’s 401(k) defined contribution plan.

Compensation Philosophy and Employment Agreements

Our Compensation Committee believes the most effective compensation package for named executive officers is one designed to reward achievement of individual and corporate objectives, provide incentives for short-term, medium-term and long-term financial and strategic goals and align the interests of management with those of the stockholders by providing incentives for improving shareholder value. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term, medium-term and long-term incentive compensation; however, a significant percentage of total compensation is allocated to performance-based incentive compensation, both in the form of cash programs and equity participation. Because there are no pre-established policies or targets, our Compensation Committee is able to evaluate the compensation package from year to year with the flexibility to configure allocations and amounts in a manner that aligns closely with shareholder interests. Our Compensation Committee has not, to date, used a third-party compensation consultant.

Subject to variation where appropriate, the elements of compensation to named executive officers include:

•	base salary, which is determined on an annual basis but is generally set forth in employment agreements with our executives;
•	annual cash incentive compensation; and
•	long-term incentive compensation in the form of options and other awards.

Regarding most compensation matters, the Chief Executive Officer’s responsibility is to provide recommendations to the Compensation Committee based on an analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations. Neither the Chief Executive Officer nor any other members of management is present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer is not present when decisions with respect to his compensation are made.

Cash compensation for our named executive officers consists of base salary and an annual bonus pursuant to the terms of their respective employment agreements. Base salaries are an integral component of our total compensation program and help to attract and retain senior executives. Base salary is the only fixed component of compensation for our executives. The base salaries for our executive officers are set in their employment agreements, but in the event the Company would hire an additional executive or renegotiate an existing employment agreement, the Compensation Committee would evaluate the competitive marketplace, the salaries of our other executives, and the scope of each executive’s responsibilities.

Our annual bonus opportunity is intended to incentivize the achievement of goals that drive annual performance. On an annual basis and generally in mid-December, our Compensation Committee determines the appropriate level and mix of performance-based cash incentive compensation for our named executive officers. In recent years, these incentives have included sales incentive plans for named executive officers charged with driving increases in sales and other similar metrics year to year. The amount of the annual bonus award for each executive is based on individual performance assessments and the performance of the Company. The annual bonus award earned in 2012 by each named executive officer is set forth in the Summary Compensation Table.

On November 8, 2011, the Company entered into new employment agreements, effective as of January 1, 2012, with each of Ted Karkus, Chairman and Chief Executive Officer of the Company, and Robert V. Cuddihy, Jr., Chief Financial Officer and Chief Operating Officer of the Company. The employment agreements superseded the employment agreements of Messrs. Karkus and Cuddihy, dated August 19, 2009, that had been scheduled to terminate on July 15, 2012. The scheduled termination dates of the employment agreements is July 15, 2015, which is three years following the scheduled expiration date set forth in the executives’ former employment agreements. Each employment agreement was approved by our Compensation Committee. Copies of the employment agreements are included as Exhibits 99.1 and 99.2, respectively, to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2011.

Under his employment agreement with the Company, Mr. Karkus agreed to an annual base salary of $675,000 as Chief Executive Officer. Under the terms of his former employment agreement with the Company, as amended, Mr. Karkus was entitled to annual base compensation of $750,000, consisting of a $600,000 base salary and $150,000 in stock based compensation. He is eligible to receive an annual increase in base salary and may be awarded a bonus in the sole discretion of the Compensation Committee and also will receive regular benefits routinely provided to other senior executives of the Company.

Under his employment agreement with the Company, Mr. Cuddihy agreed to an annual base salary of $350,000 as Chief Financial Officer and Chief Operating Officer. Under the terms of his former employment agreement with the Company as the Company’s Chief Operating Officer, Mr. Cuddihy was entitled to annual base compensation of $325,000, consisting of a $275,000 base salary and $50,000 in stock based compensation. During the term of his former employment agreement in April 2011, Mr. Cuddihy was hired as Chief Financial Officer in addition to retaining his responsibilities as Chief Operating Officer but did not receive an increase in base salary at that time. Mr. Cuddihy is eligible to receive an annual increase in base salary and may be awarded a bonus in the sole discretion of the Compensation Committee and also will receive regular benefits routinely provided to other senior executives of the Company.

Each executive is subject to non-competition restrictions for up to a period of either six (6) months or eighteen (18) months following termination of employment depending on the nature of the termination. Each executive is also eligible for a gross up payment in the event that any amounts payable under the agreements (or any other plan, program, policy or arrangement with the Company) become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Compensation Pursuant to Plans

Our Compensation Committee believes that equity-based participation provides the named executive officers with strong economic interest in maximizing stock price appreciation over the long term. Equity-based awards are made pursuant to the Company’s equity incentive plans. Our primary stock-based employee compensation plan, the Amended and Restated 2010 Equity Compensation Plan (the “2010 Plan”), was initially approved by our Board and stockholders in May 2010. We regard the 2010 Plan as a key retention tool. Retention serves as a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award.

Our Compensation Committee considers cost to the Company in determining the form of award and, as a result, routinely grants stock options and restricted shares. In determining the size of an option or restricted stock grant to a named executive officer, both upon initial hire and on an ongoing basis, our Compensation Committee considers competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by other officers and individual contribution to corporate performance. Although there is no set target level for holding options or stock ownership, our Compensation Committee recognizes that the equity based component ensures additional focus by the named executive officers on stock price performance and enhances executive retention. Accordingly, the exercise price of stock options is tied to the fair market value of our Common Stock on the date of grant and such options typically vest quarterly over a four-year to six-year period. Based on such exercise price and the other conditions of the award agreements to be entered into with qualifying employees under the 2010 Plan, some options are intended to qualify as incentive stock options.

There is no set formula for the granting of awards to individual executives or employees. The number of options awarded may vary up or down from prior year awards. We have not granted options to our named executive officers since 2010. Mr. Karkus was awarded by our Compensation Committee on December 15, 2010 an incentive stock option to purchase 600,000 shares of our Common Stock, which vests in six equal installments of 100,000 shares each (on the first six anniversaries thereof); accordingly, options to purchase 200,000 shares have vested as of March 2013. Mr. Cuddihy was also granted on December 15, 2010 an incentive stock option to purchase 200,000 shares of our Common Stock, which vests in four equal installments of 50,000 shares each (on the first four anniversaries thereof); accordingly, options to purchase 100,000 shares have vested as of March 2013. Each stock option award had an exercise price of $1.00 per share.

In keeping with our executive compensation program and philosophy for incentivizing the performance of our named executive officers, our Compensation Committee has used restricted stock grants to reinforce the alignment of interests of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the performance of our named executive officers. Upon the recommendation of our Compensation Committee, Mr. Karkus agreed to accept his fiscal 2010 cash bonus of $150,000 in shares of Common Stock of the Company, and further agreed to convert into shares of Common Stock $144,000 of base compensation owed to him thru April 2011, resulting in an issuance of 128,571 shares under the 2010 Plan. The amount of these shares issued to Mr. Karkus was calculated based on the average closing price of the Company’s shares for the last five (5) trading days prior to and including the issuance dates of April 21, 2011. With respect to the fiscal 2011 bonuses of our named executive officers, our Compensation Committee on December 14, 2011, approved the issuance of $150,000 in Common Stock, or 134,409 shares, to Mr. Karkus for his 2011 executive bonus. Mr. Cuddihy received a 2011 executive bonus of $75,000 which was paid half in cash and half in 33,603 shares. The Company paid bonuses to its named executive officers for the 2012 fiscal year in cash, as the number of reserved shares under the 2010 Plan was substantially depleted.

Payments upon Termination or Change in Control

Our employment agreements with our named executive officers also provide for payments upon certain terminations and change in control benefits to ensure that they work to secure the best outcome for stockholders in the event of a possible change in control, even if it means that they lose their jobs as a result. Under their employment agreements, in the event of the termination by the Company of the employment of Mr. Karkus or Mr. Cuddihy without cause or due to a voluntary resignation by either executive with Good Reason (as defined in the agreements), each executive will be paid a lump sum severance payment in cash equal to the greater of (A) the amount equal to eighteen (18) months base salary or (B) the amount equal to the his base salary for the remainder of the term as if the agreement had not been terminated. Additionally, each executive is entitled to receive a lump sum severance payment in cash equal to the greater of A or B, if he, within twenty four (24) months of a Change in Control (as defined in the agreements) of the Company, is terminated without cause or due to a voluntary resignation by him with Good Reason (as defined in the agreements). Each executive may also participate at Company expense in all medical and dental plans for the remainder of the term of his employment agreement in the event the Company terminates the employment agreement for any reason, except for the Company’s termination for Cause (as defined in the agreements) or a voluntary resignation by him without Good Reason (as defined in the agreements).

Beyond their employment agreements, each of Mr. Karkus and Mr. Cuddihy were awarded stock option grants under our 2010 Plan in December 2010. The terms of these options grants are discussed immediately above under the caption “Compensation Pursuant to Plans.” Pursuant to the terms of our Amended and Restated 2010 Equity Compensation Plan, in the event of a Change of Control (as defined in the 2010 Plan), with respect to any outstanding options then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Compensation Committee may accelerate, vest, or cause the restrictions to lapse with all or any portion of an option, and may (i) cancel options for fair value, (ii) provide for the issuance of substitute options or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least ten (10) days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. In the event that either of Mr. Karkus or Mr. Cuddihy are terminated by the Company without Cause (as defined in their employment agreements), all options immediately and fully vest and become exercisable.

Defined Contribution Plan

In 1999, the Company implemented a 401(k) defined contribution plan for its employees. The 401(k) plan is the Company’s primary retirement benefit for its employees, including its executives. For executive officers, as well as all other employees, the Company makes a contribution to the plan annually based on the amount of the employee’s 401(k) plan contributions and compensation. The contribution to the plan by the Company consists of a 50% match of the employee’s contribution, up to $8,250 per person, per annum. The Company’s total contribution to the 401(k) plan in 2012 for its executives was approximately $17,000.

The Company does not provide its executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits. The Compensation Committee reviews annually the levels of personal benefits provided to the executives. The Company terminated in June 2009 a benefit that permitted executives to use a Company vehicle and to purchase such vehicle at a later date. Medical and dental insurance is provided to each executive; each executive contributes to such medical and dental insurance on the same basis as all other employees. Life and disability insurance is provided to each executive at no cost to the executive. All such benefits terminate at the time each executive is no longer employed with the Company or as otherwise provided in the applicable employment agreement. The annualized dollar value of such benefits are included in the Summary Compensation Table as “Other Compensation.” Company contributions to the Company’s 401(k) plan are also included in the Summary Compensation Table as “Other Compensation.”

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options Exercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($) Stock Awards
Ted Karkus	200,000(1)	400,000(1)	1.00	12/15/2017	—	—
Robert V. Cuddihy, Jr.	100,000(2)	100,000(2)	1.00	12/15/2017	—	—

(1)	Award of 600,000 options was granted December 15, 2010 with a six-year vesting period measured from the date of grant, and as such, one-sixth of these options vests on each of the six annual anniversaries of the date of grant.
(2)	Award of 200,000 options was granted December 15, 2010 with a four-year vesting period measured from the date of grant, and as such, one-fourth of these options vests on each of the four annual anniversaries of the date of grant.

Option Exercises During 2012

There were no stock option exercises by our named executive officers during 2012.

Director Compensation — Fiscal Year 2012

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Mark Burnett	$36,000	—	$36,000
Mark Frank	$36,000	—	$36,000
Louis Gleckel, MD	$36,000	—	$36,000
Mark Leventhal	$36,000	—	$36,000
James McCubbin	$36,000	—	$36,000

(1)	Our employee directors do not receive director fees. Accordingly, Mr. Ted Karkus, a director and the Chairman of the Board and the Chief Executive Officer of the Company, is not entitled to, and did not receive, any compensation for his service on the Board.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company. Each non-employee director receives a monthly Board fee of $3,000, paid quarterly promptly following the close of each quarter, pro-rated for partial service. Non-employee directors do not receive additional fees for attendance at Board or committee meetings. Under our compensation plan for non-employee directors, approved in June 2009, each non-employee director has the right periodically to elect to receive up to 50% of their board fee in cash, but were required to accept at least 50% in shares of our Common Stock. In the fourth quarter of 2011, the Company stopped issuing shares to directors because the Company did not have an adequate reserve of authorized shares available for issuance under the 2010 Directors’ Equity Compensation Plan and therefore, directors will be paid their Board fees in cash on a going forward basis until additional shares are authorized for issuance under the 2010 Directors’ Equity Compensation Plan.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. Non-employee directors do not participate in any Company nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors. Any director who is an employee of the Company is not entitled to compensation for service as a Board member.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our equity compensation plans as of December 31, 2012:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,306,500 (1)	$1.72	17,764 (2)
Equity compensation plans not approved by security holders	—	$—	—
Total	1,306,500	$1.72	17,764

(1)	Consists of options issued under our 1997 Stock Option Plan and 2010 Plan.
(2)	Includes 159 shares under our 2010 Plan and 17,605 shares under our 2010 Directors’ Equity Compensation Plan.

SECURITY OWNERSHIP

The following table sets forth information regarding ownership of our Common Stock as of March 29, 2013, or earlier date for information based on filings with the SEC by (a) each person known to the Company to own more than 5% of the outstanding shares of our Common Stock, (b) each director and nominee for director of the Company, (c) the company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing previously in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class
5% Stockholders
Guy J. Quigley(2)	2,985,264	18.8%
Entities affiliated with Matrixx Initiatives, Inc.(3)	1,453,427	9.2%
Officers and Directors
Ted Karkus(4)	1,814,588	11.3%
Mark Burnett	301,768	1.9%
Mark Frank	50,195	*
Louis Gleckel, MD	70,195	*
Mark Leventhal(5)	440,195	2.8%
James McCubbin	25,937	*
Robert V. Cuddihy, Jr.(6)	231,324	1.4%
ALL DIRECTORS AND EXECUTIVE OFFICERS (Seven Persons)	2,934,202	18.2%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options or other rights to subscribe for shares of Common Stock which are exercisable within sixty (60) days of March 29, 2013.
(2)	Based on information of beneficial ownership as of September 6, 2012, included in a Schedule 13D/A filed with the Securities and Exchange Commission on September 6, 2012. Mr. Quigley’s address is 3720 Fountain Circle, Fountainville, PA 18923.
(3)	Based on information of beneficial ownership as of October 9, 2012, included in a Schedule 13D/A filed with the Securities and Exchange Commission on October 9, 2012. The address of such holder is 1450 Brickell Avenue, 31st Floor, Miami, FL 33131. The Schedule 13D/A filed by such holder further provides that beneficial ownership of the reported securities is shared with Wonder Holdings Acquisition Corp., H.I.G. Bayside Debt & LBO Fund II, L.P., H.I.G. Bayside Advisors II, LLC, H.I.G. GP-II, Inc., Sami W. Mnaymneh and Anthony A. Tamer.
(4)	Includes 1,614,588 shares and options to purchase 200,000 shares that are vested and exercisable.
(5)	Includes 170,000 shares owned by the Mark S & Donna R Leventhal Family Foundation Inc., a charitable foundation, which is controlled by Mr. Leventhal and his wife. Mr. Leventhal disclaims beneficial ownership of such 170,000 shares except to the extent of his pecuniary interest therein.
(6)	Includes 131,324 shares and options to purchase 100,000 shares that are vested and exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal 2012, all reports of ownership and changes in ownership applicable to its executive officers and directors were filed on a timely basis; however, one stockholder of the Company, Mr. Guy Quigley, who beneficially owns greater than ten percent of our equity securities and who is also a former director and executive officer of the Company, has not filed a Form 3 report to our knowledge.

Audit Committee Report

The members of the Audit Committee are Messrs. Burnett, McCubbin, and Frank, who are independent directors and meet the eligibility standards for audit committee service under the rules of NASDAQ. The Board has determined that Mr. McCubbin is an audit committee financial expert, as defined under SEC rules.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and the Company’s internal control over financial reporting. The independent registered public accounting firm of EisnerAmper LLP is responsible for performing an independent audit of the Company’s consolidated financial statements. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm.

In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2012;
2.	The Audit Committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed by Auditing Standards No. 61 (A1CPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T;
3.	The Audit Committee also has received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence;
4.	The Audit Committee also has considered whether the provision by EisnerAmper LLP of non-audit services to the Company is compatible with maintaining EisnerAmper LLP’s independence; and
5.	The Audit Committee also has instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Audit Committee
Mark Burnett
James McCubbin
Mark Frank, Chairman

The foregoing report of the Audit Committee shall not be deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, nor shall such report be incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under such Acts except to the extent that the Company specifically incorporates such report by reference.

Audit and Non-Audit Fees

The table set forth below lists the fees billed to the Company by EisnerAmper LLP for audit services rendered in connection with the audits of our consolidated financial statements for the years ended December 31, 2012 and 2011, and fees billed for other services rendered by EisnerAmper LLP during these periods.

Description	2012	2011
Audit fees(1)	$194,000	$205,800
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$194,000	$205,800

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.

The Audit Committee reviews and pre-approves all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted under applicable law). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of our Audit Committee, the Board has appointed EisnerAmper LLP as the Company’s independent public auditor for the fiscal year ending December 31, 2013. Although the selection of auditor does not require ratification, the Board has directed that the appointment of EisnerAmper LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

How Many Votes Are Required To Approve Proposal 2

The number of votes cast “FOR” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY IN 2013. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 3:
RATIFICATION AND APPROVAL OF
AN AMENDMENT TO OUR
AMENDED AND RESTATED 2010 EQUITY COMPENSATION PLAN

On March 20, 2013, our Board approved an amendment to our Amended and Restated 2010 Equity Compensation Plan (the “2010 Plan”) which, if approved by our stockholders, will increase the number of shares of our Common Stock reserved for issuance under the 2010 Plan by 700,000 shares from 1,800,000 shares to 2,500,000 shares.

Since the 2010 Plan’s adoption at the 2010 annual meeting of stockholders, the Company has granted most of the shares initially authorized under the 2010 Plan in the course of making initial grants to a then new senior management team and bolstering its sales and research teams. As of March 31, 2013, there remained 159 shares of Common Stock available for future issuance under the 2010 Plan, which our Board has determined to be insufficient for the Company’s growth.

Because grants under the 2010 Plan are within the discretion of the Compensation Committee at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by our executive officers and other plan participants.

In setting the amount of shares proposed to be added to the 2010 Plan, our Board also considered the total amount of awards outstanding under existing grants and available for new awards. The Company had outstanding, as of March 31, 2013, grants of 1,306,500 stock options (719,335 of which are unvested) issued under the 2010 Plan, 159 shares of Common Stock available for new awards under the 2010 Plan, and 17,605 shares available for new awards under the Directors’ Plan. Accordingly, approximately 1,324,264 outstanding and available awards currently represent dilution to our outstanding shares of approximately 7.7%. With (i) the additional 700,000 shares that would be available for awards under the 2010 Plan as proposed to be amended, and (ii) the additional 175,000 shares that would be available for awards under the Directors’ Plan as proposed to be amended (pursuant to Proposal No. 4), outstanding and available awards would represent dilution to our outstanding shares of approximately 12.2%.

The Company believes that it has a strong business model and that it will continue to achieve improved financial operations and results in future years. In order to achieve this future success, the Company will need to attract, retain and motivate key personnel and potential hires. The Board believes that equity-based compensation will continue to be essential to permit the Company to successfully continue the pursuit of these objectives. Accordingly, the Board has proposed an amendment to the 2010 Plan to permit the continued issuance by the Company of equity-based compensation.

The 2010 Plan as proposed to be amended is otherwise unchanged from the plan as approved by the stockholders, except for the increase in the total authorized shares thereunder. The principal features of the 2010 Plan include:

•	No Discount Stock Options: The 2010 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.
•	No Repricing of Stock Options: The 2010 Plan prohibits the repricing of stock options without stockholder approval.
•	Independent Committee Administration: The 2010 Plan will be administered by a committee of the Board whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and other applicable rules and regulations.
•	Material Amendments to the Plan Require Stockholder Approval: The 2010 Plan provides that a material amendment to the 2010 Plan will not be effective unless approved by the Company’s stockholders.

A description of the 2010 Plan is included below. It is not a complete statement of the 2010 Plan. The full text of the 2010 Plan was annexed as Exhibit A to our Definitive Proxy Statement on Schedule 14A for our 2011 annual meeting of stockholders, filed on March 16, 2011 with the SEC, which is available at the SEC’s website located at www.sec.gov. The currently proposed form of amendment to the 2010 Plan is annexed as Appendix A to this Proxy Statement, a copy of which is also available at the SEC’s website. If approved by our stockholders, the amendment to the 2010 Plan will be effective on the date of the Annual Meeting, May 6, 2013.

Purpose.  The purpose of the 2010 Plan is to aid us and our affiliates in recruiting and retaining key employees of outstanding ability and to motivate those employees to exert their best efforts on our behalf and the behalf of our affiliates by providing incentives through the granting of options and stock based compensation, to relate employees’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase employees’ stock ownership in the Company.

Eligibility.  All of the Company’s employees, including employees who are officers, and our directors are eligible to participate in the 2010 Plan. Consultants and advisors who perform services for the Company are also eligible to participate in the 2010 Plan. As of March 31, 2013, the Company had six directors and approximately 50 employees, which include two executive officers. In addition, the Company routinely utilizes varying levels of consultants and advisors to conduct its normal business operations.

Shares Subject to the Plan.  The 2010 Plan currently authorizes the issuance of 900,000 shares plus up to 900,000 shares that were authorized for issuance but unissued under the 1997 Stock Option Plan (the “1997 Plan”) as of March 18, 2010. With respect to rollover shares from the 1997 Plan, since March 18, 2010, the Company has issued under the 2010 Plan grants for 900,000 shares that were rolled into the 2010 Plan following the expiration of options previously issued under the 1997 Plan. As of March 31, 2013, and after taking into consideration all 900,000 rollover shares from the 1997 Plan, there are 159 shares presently reserved for issuance under the 2010 Plan. If the proposed amendment to the 2010 Plan is approved by our stockholders, the number of shares authorized for issuance shall be increased by 700,000 shares from 900,000 shares to 1,600,000 shares, plus up to 900,000 rollover shares (which have all been issued to date).

Administration.  The 2010 Plan is administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the 2010 Plan to establish, amend and rescind any rules and policies relating to the 2010 Plan and to make any other determinations that it deems necessary or advisable for the administration of the 2010 Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2010 Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee shall have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the 2010 Plan and, except with respect to the provisions prohibiting repricing of any award granted under the 2010 Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the 2010 Plan.

Limitations.  No award may be granted under the 2010 Plan after the seventh anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options.  The Committee may grant non-qualified stock options and incentive stock options, which shall be subject to the terms and conditions as set forth in the 2010 Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the 2010 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Common Stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum term for stock options granted under the 2010 Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised shall be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares shall have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee shall provide in the option agreement or otherwise, through net settlement in shares.

Other Stock-Based Awards.  In addition to stock options, the Committee may grant or sell awards of shares of Common Stock, including performance-based awards of restricted shares. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee shall have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Effect of Certain Events on 2010 Plan.  In the event of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to stockholders of Common Stock other than regular cash dividends or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Common Stock or other securities that may be issued as set forth in the 2010 Plan or pursuant to outstanding awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee shall accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the 2010 Plan, a Change of Control means the occurrence of any of the following events: (i) the sale or disposition of all or substantially all of the assets of the Company, (ii) any person or group (other than certain permitted holders) is or becomes the holder of more than 30% of the total voting power of the voting stock of the Company, (iii) a reorganization, recapitalization, merger or consolidation involving the Company, unless securities representing more than 50% or more of the combined voting power of the Company are held in substantially the proportion as prior to such corporate transaction, or (iv) the individuals comprising our Board at the beginning of any two-year period together with any new directors whose election or nomination was approved by such individuals no longer constitute a majority of the Board in office at the end of the two-year period.

Nontransferability of Awards.  Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences.  The current United States federal income tax treatment of options under the 2010 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the 2010 Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options

There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the underlying stock on the date of exercise. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Incentive Stock Options

There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income.

Income is recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company is not entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, the Company is entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for the Company. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrenders shares that were not received upon the exercise of an incentive stock option, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

Tax Withholding

The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the 2010 Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Amendment and Termination.  The Committee may amend, alter or discontinue the 2010 Plan, but no amendment, alteration or discontinuation shall be made which, (i) without the approval of our stockholders, would (except as provided in the 2010 Plan in connection with adjustments in certain corporate events), increase the total number of shares of our Common Stock reserved for the purposes of the 2010 Plan or change the maximum number of shares of Common Stock for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the 2010 Plan; provided, however, that the Committee may amend the 2010 Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute an outstanding option for a new option with a lower exercise price.

How Many Votes Are Required To Approve Proposal 3

The number of votes cast “For” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE RATIFICATION OF THE AMENDMENT TO THE 2010 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF THE AMENDMENT TO THE 2010 PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 4:
RATIFICATION AND APPROVAL OF
AN AMENDMENT TO OUR
2010 DIRECTORS’ EQUITY COMPENSATION PLAN

On March 20, 2013, our Board approved an amendment to our 2010 Directors’ Equity Compensation Plan (the “Directors’ Plan”) which, if approved by our stockholders, will increase the number of shares of our Common Stock reserved for issuance under the Directors’ Plan by 175,000 shares from 250,000 shares to 425,000 shares.

Since the Directors’ Plan’s adoption at the 2010 annual meeting of stockholders, the Company has granted substantially all of the shares initially authorized under the Directors’ Plan in the course of making stock based grants to non-employee directors under our compensation plan that was in place for non-employee directors between 2010 and 2012. That compensation plan allowed directors to receive up to 100% of their Board fees in shares of the Company. Because grants under the Directors’ Plan are within the discretion of the Compensation Committee at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by the directors and other plan participants, but we do anticipate that shares will be issued on a going forward basis to our non-employee directors under the terms of our non-employee director compensation plan.

In setting the amount of shares proposed to be added to the Directors’ Plan, our Board also considered the total amount of awards outstanding under existing grants and available for new awards. The Company had outstanding, as of March 31, 2013, grants of 1,306,500 stock options (719,335 of which are unvested) issued under the 2010 Plan, 159 shares of Common Stock available for new awards under the 2010 Plan, and 17,605 shares available for new awards under the Directors’ Plan. Accordingly, approximately 1,324,264 outstanding and available awards currently represent dilution to our outstanding shares of approximately 7.7%. With (i) the additional 700,000 shares that would be available for awards under the 2010 Plan as proposed to be amended (pursuant to Proposal No. 3), and (ii) the additional 175,000 shares that would be available for awards under the Directors’ Plan as proposed to be amended, outstanding and available awards would represent dilution to our outstanding shares of approximately 12.2%.

A description of the Directors’ Plan is included below. It is not a complete statement of the Directors’ Plan. The full text of the Directors’ Plan was annexed as Exhibit C to our Definitive Proxy Statement on Schedule 14A for our 2010 annual meeting of stockholders, filed on March 16, 2010 with the SEC, which is available at the SEC’s website located at www.sec.gov. The currently proposed form of amendment to the Directors’ Plan is annexed as Appendix B to this proxy statement, a copy of which is also available at the SEC’s website. If approved by our stockholders, the amendment to the Directors’ Plan will be effective on the date of the Annual Meeting, May 6, 2013.

Purpose.  The purpose of the Directors’ Plan is to attract and retain highly qualified individuals to serve on the Board, to relate directors’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase directors’ stock ownership in the Company. The primary purpose of the Directors’ Plan is to provide the Company with the ability to pay a portion or all of the fees of our non-employee directors in restricted stock instead of cash, thereby strengthening the cash flow position of the Company.

Shares Subject to the Plan.  The Directors’ Plan currently provides that the total number of shares of Common Stock that may be issued under the plan is 250,000 shares. As of March 31, 2013, there are 17,605 shares presently issuable under the Directors’ Plan. If the proposed amendment to the Directors’ Plan is approved by our stockholders, the number of shares authorized for issuance shall be increased to 425,000 shares.

Administration.  The Directors’ Plan is administered by the “Committee,” which is the Compensation Committee of our Board or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the Directors’ Plan, to establish, amend and rescind any rules and policies relating to the Directors’ Plan and to make any other determinations that it deems necessary or advisable for the administration of the Directors’ Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Directors’ Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee shall have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Directors’ Plan and, except with respect to the provisions prohibiting repricing of any award granted under the Directors’ Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the Directors’ Plan.

Limitations.  No award may be granted under the Directors’ Plan after the seventh anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options.  The Committee may grant non-qualified stock options and incentive stock options, which shall be subject to the terms and conditions as set forth in the Directors’ Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the Directors’ Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Common Stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the Directors’ Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised shall be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares shall have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee shall provide in the option agreement or otherwise, through net settlement in shares.

Other Stock-Based Awards.  In addition to stock options, the Committee may grant or sell awards of shares of Common Stock, including performance-based awards of restricted shares. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee shall have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Effect of Certain Events on Directors’ Plan.  In the event of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to stockholders of Common Stock other than regular cash dividends or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Common Stock or other securities that may be issued as set forth in the Directors’ Plan or pursuant to outstanding awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee shall accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the Directors’ Plan, a Change of Control means the occurrence of any of the following events: (i) the sale or disposition of all or substantially all of the assets of the Company, (ii) any person or group (other than certain permitted holders) is or becomes the holder of more than 30% of the total voting power of the voting stock of the Company, (iii) a reorganization, recapitalization, merger or consolidation involving the Company, unless securities representing more than 50% or more of the combined voting power of the Company are held in substantially the proportion as prior to such corporate transaction, or (iv) the individuals comprising our Board at the beginning of any two-year period together with any new directors whose election or nomination was approved by such individuals no longer constitute a majority of the Board in office at the end of the two-year period.

Nontransferability of Awards.  Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences.  The current United States federal income tax treatment of options under the Directors’ Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Directors’ Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options

There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the underlying stock on the date of exercise. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Incentive Stock Options

There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income.

Income is recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company is not entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, the Company is entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for the Company. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrenders shares that were not received upon the exercise of an incentive stock option, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

Tax Withholding

The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the Directors’ Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Amendment and Termination.  he Committee may amend, alter or discontinue the Directors’ Plan, but no amendment, alteration or discontinuation shall be made which, (i) without the approval of our stockholders, would (except as provided in the Directors’ Plan in connection with adjustments in certain corporate events), increase the total number of shares of our Common Stock reserved for the purposes of the Directors’ Plan or change the maximum number of shares of Common Stock for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the Directors’ Plan; provided, however, that the Committee may amend the Directors’ Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute an outstanding option for a new option with a lower exercise price.

How Many Votes Are Required To Approve Proposal 4

The number of votes cast “For” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE RATIFICATION OF THE AMENDMENT TO THE DIRECTORS’ PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF THE AMENDMENT TO THE DIRECTORS’ PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 5:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that, not less frequently than once every three years, we provide stockholders with an advisory vote on the compensation of our named executive officers as disclosed herein. Accordingly, we are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the compensation tables and related narrative disclosures in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read the executive compensation section of this Proxy Statement for a detailed discussion about our executive compensation programs, including information about the fiscal 2012 compensation of our named executive officers.

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our stockholders, and thus with our interests.

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of ProPhase Labs, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosures in this Proxy Statement.”

As an advisory vote, this proposal is not binding on the Company, and will not require us to take any action or overrule any decisions we have made. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the compensation of named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Vote Required

The number of votes cast “FOR” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE FOREGOING RESOLUTION. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL NO. 6:
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

As described in Proposal No. 5 above, stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “Say-on-Pay Vote.” This Proposal No. 6 affords stockholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay Vote in our proxy materials for future annual stockholder meetings. Stockholders may vote to have the Say-on-Pay Vote every year, every two years or every three years.

Accordingly, we are requesting an advisory, non-binding vote on how frequently we should seek an advisory Say-on-Pay vote from our stockholders. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board recommends that our stockholders select a frequency of three years, or a triennial vote. Our Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

•	Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period;
•	A three-year vote cycle gives our Board and our Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures;
•	A three-year vote cycle will provide stockholders with a more complete view of the amount and mix of components of the compensation paid to our named executive officers; and
•	A triennial vote, while less frequent than Choices 1 or 2, would still provide a regular, consistent means for the Company’s shareholders to provide feedback to the Board regarding the Company’s executive compensation programs.

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when Say-on-Pay votes do not occur. For example, the rules of NASDAQ require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto. Further, as discussed above under “Procedures for Contacting Directors,” we provide stockholders with an opportunity to communicate directly with our Board, including on issues of executive compensation.

We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this Proposal No. 6. You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of ProPhase Labs, Inc. hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

•	Every three years;
•	Every two years;
•	Every year; or
•	Abstain from voting.

You are not voting to approve or disapprove our Board’s recommendation. While this advisory Say-on-Frequency vote is non-binding on us, and we may hold Say-on-Pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay Votes.

Vote Required

Generally, approval of any matter presented to stockholders requires that the number of votes cast “FOR” must exceed the number of votes cast in opposition, provided a quorum is present. However, given that this vote is advisory and non-binding, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. In such instance, while none of the three alternatives will have been approved, stockholders will still have the ability to communicate their preference with respect to this vote.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT AN ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BE INCLUDED IN THE COMPANY’S PROXY STATEMENT FOR STOCKHOLDER CONSIDERATION EVERY THREE CALENDAR YEARS. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

OTHER INFORMATION

Attending the Annual Meeting

The Annual Meeting will take place at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, New York 10022, on Monday, May 6, 2013, at 4:30 p.m., Eastern Time. This location is in Manhattan at the intersection of Lexington Avenue and 53rd Street. If you have questions about attending the Annual Meeting, please contact Investor Relations by phone at (215) 345-0919.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, such stockholder must provide (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov. For business or nominations intended to be brought to the 2014 Annual Meeting of Stockholders, the notice deadline is prior to February 5, 2014 but not earlier than January 6, 2014. Stockholder proposals or director nominations submitted after this date may not be presented at the 2014 Annual Meeting of Stockholders.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2014 Annual Meeting of Stockholders must submit such proposals to the Company by December 4, 2013. Please address such proposals to: Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901.

Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. The Company has engaged MacKenzie Partners to assist in the solicitation of proxies by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company and MacKenzie Partners. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company will pay MacKenzie Partners an estimated fee of up to $8,000 (including variable costs) in connection with the solicitation and have agreed to reimburse it for its reasonable out-of-pocket expenses.

Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement and our 2012 Annual Report is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2012 Annual Report to a stockholder at a shared address to which a single copy of the documents were delivered. If, at any time, you would like to receive a separate copy of our Proxy Statement and our 2012 Annual Report, we will promptly send you an additional copy upon written or oral request directed to Robert V. Cuddihy, Jr., Chief Operating Officer, at our offices located at 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901.

Other Business

The Board knows of no business that will be presented for consideration at the meeting other than those items stated above. If any other business should come before the Annual Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the 2013 Annual Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

This Proxy Statement and the Company’s 2012 Annual Report are available online at: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07814

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the Proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

Appendix A

AMENDMENT TO AMENDED AND RESTATED 2010 EQUITY COMPENSATION PLAN

ProPhase Labs, Inc., a Nevada corporation (the “Company”), hereby adopts this Amendment (this “Amendment”) to the Amended and Restated 2010 Equity Compensation Plan (the “Plan”).

WITNESSETH

WHEREAS, the Company’s Compensation Committee adopted the Plan and the Board of Directors (the “Board”) ratified the Plan;

WHEREAS, the Plan was submitted to and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010;

WHEREAS, the Plan currently provides that the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 1,800,000 shares;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Company Stock that may be issued under the Plan by 700,000 shares to a total of 2,500,000 shares of Company Stock; and

WHEREAS, pursuant to Section 11 of the Plan, the Company may amend the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. The first sentence of Section 3 of the Plan is hereby amended in its entirety to read as follows:

“Subject to this Section 3 and Section 7 of the Plan, the total number of Shares which may be issued under the Plan is equal to 1,600,000 plus a maximum of 900,000 Shares available for issuance under the Prior Plan as of the Effective Date.”

2. Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, ProPhase Labs, Inc. has caused this Amendment to be duly executed as of the effective date written above.

PROPHASE LABS, INC.

By:

Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer and Chief Operating Officer

Appendix B

AMENDMENT TO 2010 DIRECTORS’ EQUITY COMPENSATION PLAN

ProPhase Labs, Inc., a Nevada corporation (the “Company”), hereby adopts this Amendment (this “Amendment”) to the 2010 Directors’ Equity Compensation Plan (the “Plan”).

WITNESSETH

WHEREAS, the Company’s Compensation Committee adopted the Plan and the Board of Directors (the “Board”) ratified the Plan;

WHEREAS, the Plan was submitted to and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010;

WHEREAS, the Plan currently provides that the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 250,000 shares;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Company Stock that may be issued under the Plan by 175,000 shares to a total of 425,000 shares of Company Stock; and

WHEREAS, pursuant to Section 11 of the Plan, the Company may amend the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. The first sentence of Section 3 of the Plan is hereby amended in its entirety to read as follows:

“Subject to Section 8 of the Plan, the total number of Shares which may be issued under the Plan is equal to four hundred twenty-five thousand Shares.”

2. Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, ProPhase Labs, Inc. has caused this Amendment to be duly executed as of the effective date written above.

PROPHASE LABS, INC.

By:

Name: Robert V. Cuddihy, Jr.

Title:  Chief Financial Officer and Chief Operating Officer

ANNUAL MEETING OF STOCKHOLDERS OF

# PROPHASE LABS, INC.

May 6, 2013

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07814

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630303030400001000 9 050613

**THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2, 3, 4 AND 5 AND "FOR" A THREE CALENDAR YEAR FREQUENCY ON PROPOSAL 6.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ted Karkus
- ○ Mark Burnett
- ○ Mark Frank
- ○ Louis Gleckel, MD
- ○ Mark Leventhal
- ○ James McCubbin

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | 1 year | 2 years | 3 years | ABSTAIN |
|---|---|---|---|---|
| 6. To consider and act upon an advisory vote on the frequency of holding an advisory vote on executive compensation. | ☐ | ☐ | ☐ | ☐ |

**THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.**

Check here if you plan to attend the meeting ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign full partnership name by a duly authorized person.

0

# PROPHASE LABS, INC.

## PROXY CARD

The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of ProPhase Labs, Inc. (the "Company") to be held on Monday, May 6, 2013, 4:30 p.m., Eastern Time, at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, and the Proxy Statement in connection therewith, each dated April 3, 2013; (b) appoints Ted Karkus and Robert V. Cuddihy, Jr., and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all of the shares of Common Stock of the Company, held of record by the undersigned as of the close of business March 18, 2013, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any Proxies heretofore given.

**(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)**

14475